UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
             ------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 October 1, 2004

             ------------------------------------------------------

                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                            1-8002               04-2209186
  (State or other Jurisdiction of   (Commission File Number)     IRS Employer
       Incorporation)                                        Identification No.)

                      81 Wyman Street, P.O. Box 9046                  02454-9046
                          Waltham, Massachusetts                      (Zip Code)
                 (Address of Principal Executive Offices)


                                 (781) 622-1000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As previously announced, Theo Melas-Kyriazi resigned from the position of chief financial officer of Thermo Electron Corporation (the "Registrant") effective as of October 1, 2004, and Peter M. Wilver, age 45, succeeded Mr. Melas-Kyriazi as the Registrant's chief financial officer on October 1, 2004. Prior to such appointment Mr. Wilver served as the Registrant's vice president of financial operations since October 2000. From February 2000 to September 2000, Mr. Wilver served as vice president and chief financial officer of Honeywell International's electronic materials division, and from May 1998 to January 2000, he served as finance director of its aerospace aftermarket services business.

     The full text of the press release announcing the change in chief financial officer issued by the Registrant on June 3, 2004 is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable.

     (c)  Exhibits:
          99 Press Release issued by the Registrant on June 3, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 1st day of October 2004.


                                                     THERMO ELECTRON CORPORATION


                                               By:  /s/ Kenneth J. Apicerno
                                                  ______________________________
                                                  Kenneth J. Apicerno
                                                  Treasurer

FOR IMMEDIATE RELEASE
Media Contact Information:                      Investor Contact Information:
Lori Gorski                                     J. Timothy Corcoran
Phone:    781-622-1242                          Phone:   781-622-1111
E-mail:   lori.gorski@thermo.com                E-mail:  tim.corcoran@thermo.com
Website:  www.thermo.com


        Thermo Electron Appoints Peter M. Wilver Chief Financial Officer


             Theo Melas-Kyriazi to Pursue New Entrepreneurial Career

WALTHAM, Mass. (June 3, 2004) - Thermo Electron Corporation (NYSE:TMO) announced today that its board of directors has named Peter M. Wilver, currently vice president of financial operations, to the post of chief financial officer, effective October 1, 2004. Mr. Wilver will succeed Theo Melas-Kyriazi, who has elected to leave Thermo to pursue entrepreneurial opportunities. Mr.
Melas-Kyriazi will remain with Thermo for four months to ensure a seamless transition.

Marijn E. Dekkers, president and chief executive officer of Thermo Electron, said, "Pete Wilver is the natural choice to become our new chief financial officer. He has had an outstanding record of accomplishment throughout his career and, since joining Thermo in 2000, has consistently demonstrated his extraordinary financial acumen, as well as a thorough understanding of our businesses. Our finance organization is in great hands.

"We are grateful to Theo for his contributions to Thermo Electron during the past 18 years, especially since being named chief financial officer in 1999. He has been a key player in the company's transformation, overseeing our divestiture and acquisition activities, and developing and executing our financial strategy by proactively reducing debt, monetizing investments, and reorganizing the company's structure to reduce taxes and increase cash flow. Theo has done an outstanding job representing the company with investors, analysts, bankers, and other members of the financial community, and we all respect him not only for his business capabilities, but also for the way he demonstrates Thermo's values on a daily basis. While we are disappointed to see Theo leave, we wish him well in his new career and look forward to hearing great things from him."

"My career at Thermo has been incredibly challenging and rewarding," said Theo Melas-Kyriazi. "The opportunity to work with an exceptional team of Thermo employees over so many years has been a great experience. Although the decision to leave was certainly difficult, this is the right time for me to pursue more entrepreneurial opportunities that will allow me to leverage my financial and management skills in a different way. I will leave with the confidence that Thermo's strong financial organization will continue to prosper under Pete's leadership. I look forward to working with him and other members of the Thermo leadership team during the transition."

Pete Wilver said, "I am delighted to be selected as Thermo's next chief financial officer and am looking forward to building upon the solid foundation that the finance team has established under Theo's leadership. I'm also excited to be taking on this role at a time when so much energy is being devoted to growing the company."

Mr. Wilver, age 44, was appointed vice president of financial operations in October 2000. From May 1998 to September 2000, he held finance positions at Honeywell International, most recently serving as vice president and chief financial officer of its electronic materials division. Prior to joining Honeywell, Mr. Wilver served in numerous finance roles with Grimes Aerospace and the General Electric Company.

A world leader in high-tech instruments, Thermo Electron Corporation helps life science, laboratory, and industrial customers advance scientific knowledge, enable drug discovery, improve manufacturing processes, and protect people and the environment with instruments, scientific equipment, services, and software solutions. Based in Waltham, Massachusetts, Thermo Electron has revenues of more than $2 billion, and employs approximately 11,000 people in 30 countries worldwide. For more information, visit www.thermo.com.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-Looking Statements" in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2004. These include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change, dependence on customers that operate in cyclical industries, general worldwide economic conditions and related uncertainties, the effect of changes in governmental regulations, dependence on customers' capital spending policies and government funding policies, use and protection of intellectual property, exposure to product liability claims in excess of insurance coverage, retention of contingent liabilities from businesses we sold, realization of potential future savings from new productivity initiatives, implementation of new branding strategy, implementation of strategies for improving internal growth, the effect of exchange rate fluctuations on international operations, identification, completion and integration of new acquisitions and potential impairment of goodwill from previous acquisitions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.


                                  ###